UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2021 (May 17, 2021)

QDM International Inc.

(Exact name of registrant as specified in its charter)

Florida	000-27251	59-3564984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 715, 7F, The Place Tower C, No. 150 Zunyi Road Changning District, Shanghai, China	200051
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +86 (21) 22183083

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed, pursuant to the Share Exchange Agreement entered into on October 21, 2020 by and among QDM International Inc. (the “Company”), QDM Holdings Limited, a British Virgin Islands company (“QDM BVI”), and Huihe Zheng, the sole shareholder of QDM BVI who is also the Company’s principal stockholder and serves as the Company’s Chairman, Chief Executive Officer and President, the Company acquired all the issued and outstanding capital stock of QDM BVI in exchange for the issuance to Huihe Zheng 900,000 shares of a newly designated Series C Convertible Preferred Stock, par value $0.0001 per share (“Series C Preferred Shares”) of the Company.

The Certificate of Designation of Series C Preferred Shares provides that each Series C Preferred Share is convertible, at any time and from time to time from and after October 21, 2020, at the option of the holder and without the payment of additional consideration by the holder, into shares of common stock of the Company at an initial conversion rate of 1-for-11. On May 17, 2021, upon receipt of a conversion notice from Huihe Zheng, the Company issued 4,049,254 shares (the “Conversion Shares”) of the Company’s common stock, par value $0.0001 per share, upon conversion of an aggregate of 368,114 Series C Preferred Shares at a conversion ratio of 1-for-11, pursuant to the terms of the Certification of Designation. Following the issuance of the Conversion Shares, the Company had an aggregate of 6,238,553 shares of common stock issued and outstanding. The issuance of shares of common stock upon conversion of the Series C Preferred Shares was deemed to be exempt from registration under the Securities Act of 1933, as amended, or the Securities Act, in reliance on Section 3(a)(9) of the Securities Act. The recipient of the shares represented its intention to acquire such shares for investment only and not with a view to, or for sale in connection with, any distribution thereof..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2021	QDM INTERNATIONAL INC.

	By:	/s/ Huihe Zheng
		Name:	Huihe Zheng
		Title:	President and Chief Executive Officer

3